Summary of Significant Accounting Policies - Summary Of Level 3 Liabilities Carried At Fair Value On A Recurring Basis (Detail) - Level 3 - Barkbox Inc [Member] - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance—beginning of period	$ 2,932	$ 336
Fair value at issuance	1,153	2,692
Change in fair value	931	(96)
Balance—end of period	$ 5,016	$ 2,932